Summary Prospectus Supplement

May 1, 2017

Morgan Stanley Institutional Fund Trust

Supplement dated May 1, 2017 to the Morgan Stanley Institutional Fund Trust Summary Prospectus dated May 1, 2017

Mid Cap Growth Portfolio (the "Portfolio")

On or about May 31, 2017, the Portfolio will recommence offering Class I, Class A and Class IS shares and commence offering Class C shares. Accordingly, effective May 31, 2017, the Summary Prospectus is revised as follows:

The first two paragraphs under the section of the Summary Prospectus entitled "Portfolio Summary—Purchase and Sale of Portfolio Shares" are hereby deleted and replaced with the following:

The Fund has suspended offering Class L shares of the Portfolio for sale to all investors. The Class L shareholders of the Portfolio do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions.

Please retain this supplement for future reference.

  IFTMCGSUMSPT 5-17